                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 13, 2000



                                IVI Checkmate Corp.
             (Exact name of registrant as specified in its charter)



        Delaware                              000-29772                            58-2375201
(State or other jurisdiction           (Commission File Number)          (IRS Employer Identification No.)
    of incorporation)



                               1003 Mansell Road
                            Roswell, Georgia  30076
                    (Address of Principal Executive Offices)

                                  770-594-6000
              (Registrant's telephone number, including area code)



                                  Page 1 of 4
                          Index to Exhibits on Page 3


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Item 5.  Other Events.

   On June 14, 2000, IVI Checkmate Corp. and National Transaction Network, Inc. issued a joint press release announcing that the merger whereby IVI Checkmate acquired all of the shares of National Transaction Network that it did not already own had been consummated on June 13, 2000. A copy of the press release is included as an exhibit to this Report and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Exhibits
         --------

         Exhibit No.    Description
         ----------     -----------


         99 Press Release dated June 14, 2000 regarding completion of merger.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IVI CHECKMATE CORP.
                                     (Registrant)

Date: June 14, 2000                  By /s/ John J. Neubert
                                       ------------------------------------
                                        John J. Neubert
                                        Executive Vice President-Finance
                                        and Administration, Chief Financial
                                        Officer, Treasurer and Secretary

                                       2
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit               Description                           Page No.
-------               -----------                           -------

99             Press Release dated June 14, 2000 regarding       4
               completion of merger.